                           WAIVER AND AMENDMENT NO. 5

                                       TO

                           LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 5 ("Amendment") is entered into as of October 22, 1999, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), National Cellular, Incorporated, a corporation organized under the laws of the State of Texas ("NCI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA") and Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") (LTC, TWI, NCI, USA and SEI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement and waive certain financial covenant defaults that have occurred and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. WAIVER. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waives the Event of Default which has occurred as a result of Borrowers' non-compliance with (a) Section
7.19 of the Loan Agreement at the end of the fiscal quarter ended July 31, 1999 with respect to the immediately preceding four fiscal quarter period to the extent the non-compliance with such Section occurred prior to such period and
(b) Section 7.21 of the Loan Agreement at the end of the fiscal quarter ended July 31, 1999 with respect to the immediately preceding four fiscal quarter period to the extent the non-compliance with such Section occurred prior to such period.

         3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.2 of the Loan Agreement is hereby amended as follows:

                           (i) the following defined terms are added in their
appropriate alphabetical order:

                  "AMENDMENT NO. 5" shall mean Amendment No. 5 to this Agreement dated as of October 22, 1999.

                  "AMENDMENT NO. 5 EFFECTIVE DATE" shall mean the date on which all of the conditions precedent contained in Section 4 of Amendment No. 5 shall have been satisfied.

                  "CUMULATIVE COMMITMENT PERCENTAGE" of any Lender shall mean the percentage set forth below such Lender's name on the signature page of Amendment No. 5 as same may be adjusted upon any assignment by a Lender pursuant to Section 16.3(b) hereof.

                           (ii) the definition of "Applicable Margin" is amended
in its entirety to provide as follows:

                  "APPLICABLE MARGIN" shall mean (I) from the Amendment No. 5 Effective Date through April 30, 2000 (a) 1.75% with respect to Domestic Rate Loans and (b) 3.50% with respect to Eurodollar Rate Loans, and (II) thereafter for any fiscal quarter commencing with the fiscal quarter ending July 31, 2000 shall be determined by the Leverage Ratio at the end of such fiscal quarter with respect to the four fiscal quarters then ended and shall be subject to adjustment from time to time as set forth in Section 3.1. If any Borrower shall complete a Permitted Acquisition, the EBITDA of such Permitted Acquisition shall be included on a proforma basis for the four (4) fiscal quarters then being tested when calculating the Leverage Ratio for the purposes of determining the Applicable Margin. The Applicable Margin with respect to Eurodollar Rate Loans and Domestic Rate Loans, as the case may be, shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

                                                                 Domestic                  Eurodollar
                                                                 Rate Margin               Rate Margin
                                                                 -----------               -----------
         LEVERAGE RATIO

         Equal to or greater than 2.50 to 1.00                   1.75%                     3.50%

         Equal to or greater than 2.25 to 1.00 but               1.50%                     3.25%
         less than or equal to 2.49 or 1.00

         Equal to or greater than 2.00 to 1.00 but               1.25%                     3.00%
         less than or equal to 2.24 to 1.00

         Equal to or greater than 1.75 to 1.00 but               1.00%                     2.75%
         less than or equal to 1.99 to 1.00



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

         Equal to or greater than 1.50 to 1.00 but               .75%                      2.50%
         less than 1.74 to 1.00

         Equal to or greater than 1.25 to 1.00 but               .50%                      2.25%
         less than 1.49 to 1.00

         Less than 1.25 to1.00                                   .25%                      2.00%

                           (iii) the definition of "Commitment Percentage" is
hereby amended in its entirety to provide as follows:

                  "COMMITMENT PERCENTAGE" of any Lender shall mean (i) with respect to the Term Loan, 25% for each Lender, (ii) with respect to Advances other than the Term Loan (x) with respect to the first $13,500,000 of such Advances which are outstanding at any time or from time to time, 25% for each Lender, and (y) with respect to such Advances which are in excess of $13,500,000 which are outstanding from time to time, 0% as to NationsBank, N.A., and 33.33% for each other Lender, in each case as same may be adjusted upon any assignment by a Lender pursuant to Section 16.3(b) hereof.

                           (iv) the definition of "Maximum Revolving Advance
Amount" is hereby amended by deleting "$13,500,000" and inserting the following in its place and stead: "(a) $16,500,000 from the Amendment No. 5 Effective Date through and including October 29, 1999 and (b) $13,500,000 from and after October 30, 1999."

                           (v) the definition of "Required Lenders" is hereby
amended by (a) deleting "Commitment Percentages" wherever it appears and inserting "Cumulative Commitment Percentages" in its place and stead and (b) deleting "fifty one (51%) percent" and inserting "sixty six and two thirds (66 2/3%) percent in its place and stead.

                  (b) Section 2.1(y)(ii)(B) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                           "(B) (a) $10,000,000 for the period beginning on September 30, 1999 and ending on December 30, 1999, (b) $9,000,000 for the period beginning December 31, 1999 and ending on January 30, 2000,
        (c) $8,000,000 for the period beginning January 31, 2000 and ending on February 27, 2000, (d) $7,000,00 for the period beginning February 28, 2000 and ending on March 30, 2000 and (e) $6,000,000 from and after March 31, 2000."

                  (c) A new Section 2.9(f) is hereby added to the Loan Agreement which provides as follows:

                           "(f) Anything in this Agreement to the contrary notwithstanding, repayments of Revolving Advances shall be deemed applied first to Revolving Advances which are in excess of $13,500,000 and second to the balance of Revolving Advances which are outstanding at the time of any such repayment.







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

                  (d) New Sections 2.10(a)(iv) and (v) are hereby added to the Loan Agreement which provides as follows:

                           "(iv) In the event that LTC shall enter into an agreement with a potential investor ("Investor") pursuant to which Investor (i) purchases up to $7,500,000 of Capital Stock of LTC for a cash purchase price of $7,500,000 (the "Investment") and /or (ii) obtains an option to purchase all or substantially all of the issued and outstanding shares of Capital Stock of LTC owned by HIG in consideration of the payment of monies to LTC and/or HIG (the "Option Price"), Borrowers shall repay the Advances in an amount equal to the lesser of (x) the amount of the Investment and/or the Option Payment and (y) $3,000,000, such repayments to be made promptly but in no event more than one (1) Business Day following receipt of the Investment and/or Option Payment from Investor, and until the date of payment, such portion of the Investment and/or Option Payment shall be held in trust for Agent. Such repayment shall be applied to the outstanding Revolving Advances and the Maximum Revolving Advance Amount shall be automatically and permanently reduced by an amount equal to such repayment."

                           "(v) In the event that LTC shall sell, assign or transfer all or substantially all of the shares of common stock of [INSERT NAME] owned by LTC, Borrowers shall repay the Advances in an amount equal to the Net Proceeds of the sale of such stock, such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such Net Proceeds and until the date of payment, the Net Proceeds shall be held in trust for Agent. Such repayment shall be applied to the outstanding Revolving Advances and the Maximum Revolving Advances Amount shall be automatically and permanently reduced by an amount equal to such repayment."

                  (e) Section 3.1 is hereby amended by deleting "July 31, 1998" and inserting "July 31, 2000" in its place and stead.

                  (f) Section 3.2 is hereby amended by deleting "three-eighths of one percent (.375%") and inserting "one half of one percent (.50%)" in its place and stead.

                  (g) A new Section 6.13 is hereby added to the Loan Agreement and shall read as follows:

                           "6.13 WARRANTS AND NOTES. On or before October 29,
1999, Borrowers shall deliver the following to Agent: (a) Warrants issued to Agent in form and substance satisfying to Agent representing Agent's right to purchase Capital Stock of LTC in an amount designated in the Term Sheet dated as of October ___, 1999 entered into between Borrowers and Agent, which warrants shall contain registration rights, put rights, tag-a-long rights, anti-dilution provisions, and such other terms and conditions as shall be acceptable to Agent including, without limitation, the right to cashless exercise and (b) duly executed amended and restated Revolving Credit Notes for each Lender, in an amount equal to the applicable each Lender's Commitment Percentage of Revolving Advances."

                  (h) Each Lender's Commitment Percentage shall be amended to read as set forth below its signature to Amendment No. 5.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by each Borrower and each Lender, (ii) a non-refundable amendment fee for benefit of all Lenders in the amount of $163,750, (iii) a non-refundable structuring fee for the benefit of all Lenders other than NationsBank, N.A. of $75,000, (iv) payment of all fees specified in the Fee Letter dated this date, among Borrowers and Agent, in accordance with term sheets, (v) an Inducement Agreement duly executed by HIG in form and substance satisfactory to Agent evidencing HIG's obligation to make a cash capital contribution to LTC on or before March 1, 2000 and (vi) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         6. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.


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

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   LET'S TALK CELLULAR & WIRELESS, INC.


                                   By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name: Daniel Cammarata
                                       Title: CFO


                                   TELEPHONE WAREHOUSE, INC.


                                   By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name: Daniel Cammarata
                                       Title: CFO


                                   NATIONAL CELLULAR INCORPORATED


                                   By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name: Daniel Cammarata
                                       Title: CFO


                                   CELLULAR USA


                                   By: /s/ Daniel Cammarata
                                       ------------------------------------
                                       Name: Daniel Cammarata
                                       Title: CFO


                    (Signatures Continued On Following Page)












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



                                  SOSEBEE ENTERPRISES, INC.

                                  By: /s/ Daniel Cammarata
                                     -------------------------------------
                                       Name:  Daniel Cammarata
                                       Title: CFO

                                  THE CHASE MANHATTAN BANK, as Agent and a
                                  Lender



                                  By: /s/ Paula C. Cummings
                                     -------------------------------------
                                       Name:  Paula C. Cummings
                                       Title: Vice President

                                  Cumulative Commitment Percentage: 25.58%

                                  NATIONSBANK, N.A., Lender



                                  By: /s/ Oscar A. Bruni
                                     -------------------------------------
                                       Name:  Oscar A. Bruni
                                       Title: Vice President

                                  Cumulative Commitment Percentage: 23.26%

                                  IBJ WHITEHALL  BANK & TRUST COMPANY, Lender



                                  By: /s/ Patricia G. McCormack
                                     -------------------------------------
                                       Name:  Patricia G. McCormack
                                       Title: Director

                                  Cumulative Commitment Percentage: 25.58%

                                  MERRILL LYNCH BUSINESS FINANCIAL
                                  SERVICES, Lender


                                  By: /s/ Hugh E. Johnson
                                     -------------------------------------
                                     Name:  Hugh E. Johnson
                                     Title: Vice President

                                  Cumulative Commitment Percentage: 25.58%





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